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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion and incorporation by reference in this registration statement of our report on Sea Mar, Inc. dated February 13, 1998, included in Form S-4 of Pool Energy Services Co. and to all references to our Firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP

New Orleans, Louisiana
June 3, 1998